GREENWICH ADVISORS TRUST (the "Trust")

Greenwich Advisors India Select Fund

Class A shares (GINAX)

Class C shares (GINCX)

Class I shares (GINIX)

Supplement dated April 27, 2010 to

the Prospectus and Statement of Additional Information dated July 1, 2009

Pursuant to proper notice and effective June 22, 2010, SBI Funds Management Private Limited will resign as the sub-advisor to the Greenwich Advisors India Select Fund (the “Fund”).  The Fund’s portfolio manager Suhas Kundapoor will continue to be responsible for the day-to-day management of the Fund.  Greenwich Advisors, LLC ("the Advisor"), subject to the supervision of the Board of Trustees of the Trust, will continue to manage the Fund pursuant to the investment objective and policies, as described in its Prospectus and Statement of Additional Information dated July 1, 2009.

The subsection titled “Sub-Advisor” on page 16 of the Prospectus is hereby deleted in its entirety.

The subsection titled “Investment Sub-Advisor” on page 30 of the Statement of Additional Information is hereby deleted in its entirety.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 1, 2009, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-667-8733.  The Prospectus may be obtained by visiting www.greenwichadvisorsfund.com.  You should retain this Supplement for future reference.